UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 23, 2019

Mercury Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Minuteman Road, Andover, Massachusetts	01810
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (978) 256-1300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRCY	Nasdaq Global Select Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As part of the Company’s annual executive compensation assessment, on July 23, 2019, the Company’s Compensation Committee approved, and with respect to the Company’s President and Chief Executive Officer, the independent directors on the Company’s Board of Directors ratified, certain amendments to the employment agreement for Mark Aslett, the Company’s President and Chief Executive Officer, and the terms of a severance benefits agreement for the Company’s other executive officers. A summary of Mr. Aslett’s employment agreement, as amended, and the terms of a severance benefits agreement for Non-CEO executive officers, is below.

Chief Executive Officer

Mr. Aslett’s employment agreement provides for termination and severance benefits in the case of a termination of Mr. Aslett’s employment by the Company without “cause” or by Mr. Aslett for “good reason.”

“Cause” is defined in the employment agreement to include: (1) conduct constituting a material act of willful misconduct in connection with the performance of Mr. Aslett’s duties, including, without limitation, misappropriation of funds or property of the Company; (2) conviction of, or plea of “guilty” or “no contest” to, any felony or any conduct by Mr. Aslett that would reasonably be expected to result in material injury to the Company if he were retained in his position; (3) continued, willful, and deliberate nonperformance by Mr. Aslett of his duties under the agreement which continues for 30 days following notice; (4) breach by Mr. Aslett of certain non-competition and non-disclosure covenants; (5) a violation by Mr. Aslett of the Company's employment policies which continues following written notice; or (6) willful failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, or the willful destruction or failure to preserve documents or other materials known to be relevant to such investigation or the willful inducement of others to fail to cooperate or to produce documents or other materials in connection with such investigation. For purposes of clauses (1), (3), and (6), no act, or failure to act, on Mr. Aslett’s part will be deemed “willful” unless done, or omitted to be done, by him without reasonable belief that his act or failure to act, was in the best interest of the Company.

“Good Reason” is defined in the employment agreement to include: (1) a material diminution in Mr. Aslett’s responsibilities, authority, or duties; (2) a material diminution in Mr. Aslett’s base salary, except for across-the-board salary reductions based on the Company’s financial performance similarly affecting all or substantially all senior management employees of the Company; (3) a material change in the geographic location at which Mr. Aslett provides services to the Company; or (4) the material breach of the agreement by the Company. To terminate his employment for “good reason,” Mr. Aslett must follow a specified process described in the employment agreement.

Upon the termination of Mr. Aslett’s employment by the Company without “cause” or by him for “good reason,” Mr. Aslett will be entitled to receive: (i) 18 months of base salary continuation; (ii) a lump sum payment of his target non-equity incentive; (iii) up to $45,000 of executive outplacement; and (iv) continued benefits under the Company’s medical, dental, and vision plans for 24 months at the same portion of the premium as the Company pays with respect to active employees, or until he obtains benefits with another employer, whichever occurs first.
Non-CEO Executive Officers

Each of the Company’s executives who reports directly to the Chief Executive Officer has a severance benefits agreement that provides for termination and severance benefits in the case of a termination of the executive's employment by the Company without “cause” or by the executive for “good reason.”

“Cause” is defined to include: (1) the willful and continued failure by the executive to perform substantially the duties and responsibilities of his or her position with the Company after written demand; (2) the conviction of the executive by a court of competent jurisdiction for felony criminal conduct or a plea of nolo contendere to a felony; or (3) the willful engaging by the executive in fraud, dishonesty, or other misconduct which is demonstrably and materially injurious to the Company or the Company’s reputation, monetarily, or otherwise. No act, or failure to act, on the executive’s part will be deemed “willful” unless committed or omitted by the executive in bad faith and without reasonable belief that his act or failure to act was in, or not opposed to, the best interest of the Company.

“Good Reason” is defined to include: (1) a material diminution in the executive's responsibilities, authority, or duties as in effect on the date of the agreement; (2) a material diminution in the executive's annual base salary, except for across-the-board salary reductions based on the Company’s financial performance similarly affecting all or substantially all senior management employees of the Company; or (3) a material change in the geographic location at which the executive provides services to the Company.

Upon the termination of the executive’s employment by the Company without “cause” or by the executive for “good reason,” the executive will be entitled to receive: (i) 12 months of base salary continuation; (ii) a lump sum payment of the executive’s target non-equity incentive; (iii) up to $30,000 of executive outplacement; and (iv) continued benefits under the Company’s medical, dental, and vision plans for 12 months at the same portion of the premium as the Company pays with respect to active employees, or until the executive obtains benefits with another employer, whichever occurs first.
The Company plans to file Mr. Aslett’s amended employment agreement and the severance benefits agreement for the Company’s Non-CEO executive officers as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 23, 2019, the Company’s Board of Directors approved an amendment to the Company’s By-laws to change the Company’s fiscal year to be the 52-week or 53-week period ending on the Friday closest to the last day in June. The By-law amendment is effective as of July 1, 2019 and is effective for the Company’s fiscal year 2020 ending on June 26, 2020. The full text of the amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	By-laws, amended and restated effective as of July 1, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 25, 2019	MERCURY SYSTEMS, INC.

	By:	/s/ Michael D. Ruppert
Michael D. Ruppert
Executive Vice President, Chief Financial Officer, and Treasurer

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